UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-07414
                                   ---------------------------------------------

THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

107 SOUTH FAIR OAKS BOULEVARD, SUITE 315, PASADENA, CA           91105
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

GEMINI FUND SERVICES, LLC
150 MOTOR PARKWAY, SUITE 205, HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 626-844-1440

Date of fiscal year end:   3/31
                        ------------

Date of reporting period: 9/30/03
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.





                               SANTABARBARAGROUP
                                OF MUTUAL FUNDS:




                             THE BENDER GROWTH FUND
                               THE MONTECITO FUND








                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2003

LETTER FROM THE INVESTMENT ADVISER TO THE SANTA BARBARA GROUP OF MUTUAL FUNDS

The past year has seen a tremendous upswing in stock market performance. For the year ended September 30, 2003, the Standard & Poor's 500 gained 24.40%, the Dow Jones Industrials gained 22.17%, and the NASDAQ gained 53.17%. In the meantime, The Bender Growth Fund Class A, C and Y gained 56.03%, 54.20% and 55.78%, respectively (not including maximum sales charges). As important, the Bender Growth Fund Class A, C and Y have an average annual return of 16.68%, 12.60% and 14.64%, respectively, over the five year period ended September 30, 2003, as compared to 1.00%, 3.41% and 1.41% for the Standard & Poor's 500, Dow Jones Industrial Averages and NASDAQ, respectively.

In a recent KIPLINGER'S PERSONAL FINANCE (December, 2003) magazine ranking, The Bender Growth Fund (Class A) ranked as the 10th best performing large company stock fund in the nation over the past year (to October 13, 2003) with a return of 70.70% versus a category average of 30.1%. Additionally, The Bender Growth Fund led all large company stock funds for five years with an average annual return of 21.20% versus a category average of 13.70%.

Bender Growth Fund performance has been led by a diverse group of companies including Ebay, Staples, Network Appliance, Cisco Systems, Starbucks and Chico's FAS.

The mutual fund industry finds itself constantly in the news for poor business practices especially as those practices relate to illegal late trading and market timing contrary to a fund's business practices as outlined in a prospectus. We believe that the ongoing activities begun by the State Attorney General of New York and the Securities & Exchange Commission will benefit all mutual fund shareholders and the industry itself. While there will be increased regulations and costs due to those regulations, an industry above reproach will be a better and more successful industry. With respect to our shareholders, we have increased our efforts to ensure satisfaction with all regulations.

Thank you very much for your business and continued support of The Santa Barbara Group of Mutual Funds.

Sincerely,


/s/ JOHN ODELL                             /s/ STEVE ARNOLD
---------------                            -----------------
John Odell                                 Steve Arnold

LETTER FROM ROBERT BENDER AND ASSOCIATES, THE INVESTMENT ADVISOR FOR THE BENDER GROWTH FUND

Dear Shareholder,

As 2003 has progressed we have continued to see a steady acceleration in economic activity and corporate profits. Nominal GDP, which includes a measure of corporate earnings, is now projected to grow at a greater rate than overall GDP this year. Due to this potential earnings leverage, Wall Street estimates for 2003 GDP growth have been revised upward as confidence grows in the sustainability of the recovery. Reflecting the improving profit picture, equity prices have continued to appreciate.

While GDP growth is still not robust, the economy is entering a period of time characterized by historically low annualized interest rates and a reduced tax burden. Additionally, the combination of attractive lending rates and very low corporate inventories increases the odds of a sustainable recovery. With inflation virtually non-existent, we feel the current economic environment remains highly amenable to growth. We expect the US economy to continue its moderate pace of expansion throughout 2004.

Since the Bender Growth Fund's inception, we have adhered to a strict policy of owning growth stocks with superior earnings and cash flow characteristics. We believe earnings growth is the ultimate determinate of stock prices, and try to align our fund to participate in the most dynamic growth areas of the economy. This investment philosophy has enabled the Bender Growth Fund to substantially outperform the S&P 500 since its inception. As a testament to this approach, The Bender Growth Fund was recently named the best performing large-stock mutual fund over the past five years by Kiplinger's Personal Finance magazine with an annual rate of return of 21.2%. Notably, the second best comparable fund over that time period had an annual rate of return of 17.4%. Your fund was also a leading performer over the past 12 months, with a return of 70.7%.

In light of our strong performance, we would like to take this opportunity to familiarize you with some of the recent stock additions to the Bender Growth Fund. We believe these companies allow us to more fully participate in some of the most attractive growth niches going forward. Below is a brief summary of each company:

   BROADCOM: Broadcom develops highly integrated silicon solutions that enable broadband digital data transmission to the home and within the business enterprise. The company participates in the most significant broadband communications markets including enterprise networking, cable modems, cable set top boxes, and broadband wireless, or WiFi. We find the company attractive as a pure play on the growth of broadband applications worldwide. While the market for several of the company's products is highly competitive, we feel the company's expertise in "system on a chip" designs and high level of integration among their products will allow it to be very competitive in the marketplace. The momentum behind Broadcom's current product lineup is evident in the fact that in an extremely difficult operating environment for technology companies, Broadcom recently reported year over year revenue growth of approximately 47%. We expect this strength to continue as both businesses and consumers invest in broadband applications over the next several years.

CHICO'S: Chico's is a specialty apparel retailer known for its high quality private label designs and outstanding customer service. The company's target market is women aged 35-55 who are fashion conscious and have household incomes in the $80-100,000 range. This market currently represents 14 million households in the United States, and in the next ten years this will be the fastest growing age group in the country. While the demographics of Chico's market are obviously attractive, further opportunity exists for Chico's to take market share from department stores through their focus on customer service. This level of service has created tremendous loyalty among consumers for the Chico's brand, as evidenced by their recent strong financial performance Chico's is the most profitable specialty apparel retailer by far, with the highest sales per square foot and gross margins in the industry. Sales per square foot of $660 compare favorably with some luxury good retailers, while gross margins of 60.5% are nothing less than impressive when the next closest competitor stands at 44.7% This level of profitability combined with an attractive store opening potential leads us to believe that Chico's could be an excellent growth stock for the next several years.

EON LABS: Eon Labs is one of the nation's largest manufacturers of generic pharmaceuticals. In an industry rife with competition Eon has achieved success through their ability to quickly bring drugs to market in attractive therapeutic areas. Eon's ability to execute is evident in their large pipeline of drugs slated for approval over the next few years. Historically, Eon has received approval for its drugs in approximately 13 months versus the industry average of 18-21 months. By striving to regularly be first to market with their products, Eon has generated superior profitability, return on equity, and cash flow generation compared with its competition. Over the next five years, a substantial number of branded pharmaceuticals are expected to lose patent protection. These products are estimated to represent approximately 40 billion dollars in revenue. With their intensive focus on research and development, as well as an exclusive strategic licensing agreement with German drug manufacturer Hexal, Eon is well positioned to benefit from these patent expirations.

AMGEN: Amgen is the world's largest biotechnology company, focused on areas including cancer, nephrology and inflammation. With last year's acquisition of Immunex Corp. and their drug Enbrel, the company established itself in the anti-inflammatory market. Enbrel has been a resounding success in the rheumatoid arthritis market, and has proven to have further efficacy in reducing the effects of several inflammatory diseases, including psoriasis. Due to the success of this new product franchise, as well as continued strength in their existing product lines, Amgen recently raised its potential earnings growth rate to 30-35% over the next several years. A representative from Amgen will be presenting at our annual client conference.

EBAY: Ebay operates the world's most efficient and abundant online marketplace where a global community of buyers and sellers interact and trade with one another. While many still perceive the company as a market for collectibles, in reality Ebay represents a powerful and rapidly emerging distribution channel for both small and large businesses. By sticking to a strategy of continually simplifying and improving the trading process, Ebay has built significant barriers to entry by growing their user community. During 2002, in an admittedly weak economy, Ebay experienced accelerating year over year revenue growth, operating margins expanded ten basis points, and net income increased 176%. This performance resulted in significant earnings and free cash flow generation. As more businesses realize the benefits and efficiencies of this global market community they will likely utilize Ebay for several types of transactions.

   LEAPFROG ENTERPRISES: Leapfrog develops, manufactures, and supports a line of interactive educational products. Since its founding in 1995, Leapfrog has created a highly recognized national brand and developed into a dominant educational services company. Leapfrog's success has been based upon their LeapPad platform, which allows children to work interactively with a variety of books, cartridges, and other content. We find the LeapPad and related LeapPad books franchise very attractive. This "razor and blade" strategy should continue to boost gross margins, as software becomes a higher percentage of total revenue. During 2002, the LeapPad and LeapPad books were the two best selling products in the US toy industry based on total dollar sales. This is the first time in history that a single company has captured the top two spots and speaks volumes of the quality of Leapfrog's products.

In summary, we are optimistic that the unfolding capital investment cycle will be reflected in accelerating GDP and profit growth during 2004. We feel that the Bender Growth Fund is well positioned for the current economic environment as we are invested in the most dynamic growth sectors of the economy. Compared to other investment vehicles growth stocks remain highly attractive. As always, thank you for your business.


Sincerely,


/s/ Robert L. Bender                                 /s/ Reed G. Bender
--------------------                                 ------------------
Robert L. Bender                                     Reed G. Bender

LETTER TO SHAREHOLDERS OF THE MONTECITO FUND

Dear Fellow Shareholders,

The total return for the Montecito Fund with maximum sales charges, for the period October 1, 2002 to September 30, 2003 was 16.96%versus 24.40% for the Standard & Poor's 500 Index. Since its inception on April 15, 2002, the average annual return for the Montecito Fund with maximum sales charges was -8.75% versus -5.55% for the Standard & Poor's 500.

SBG Capital Management took over portfolio management duties for the fund during the last quarter. SBG Capital Management utilizes SWAAT (Strategic Wave Asset Allocation Theory) in its portfolio management style. SWAAT focuses on investment sector movement and allocates assets accordingly.

SWAAT methodology recognizes both positive and negative correlations that exist in the investment markets. Correlations, negative and positive, play a huge role in investment management. Within an asset class, it is possible to find negatively correlated securities. Imagine a teeter-totter. There always seems to be an asset in favor or out of favor at any point in time. SWAAT seeks to identify these positive and negative correlations.

Beginning with our first trades in the Montecito Fund on August 25th, the small cap arena is where we have been investing shareholder monies. Since our first trades on August 25th to September 30th, the Montecito Fund gained 4.67% (not including the maximum sales charge) versus 0.29% for the Standard & Poor's 500.

Performance was led by investments in Computer Network Technology, Oplink Communications, Tut Systems and Lecroy Corporation. Performance was hurt by investments in Digimarc Corporation, Enterasys Networks and Symyx Technologies.

Thank you very much for your business and continued support of The Montecito
Fund.


Sincerely,


/s/ John Odell                           /s/ Steve Arnold
--------------                           ----------------
John Odell                               Steve Arnold

PERFORMANCE SUMMARY - FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                                                          SINCE
                                                                             5 YEARS      INCEPTION
                                                  6 MONTHS*      1 YEAR      ANNUALIZED   ANNUALIZED(1)
------------------------------------------------------------------------------------------------------
THE BENDER GROWTH FUND
CLASS A SHARES:
Without Sales Charges .................            33.98%         56.03%      16.68%       16.68%

With Sales Charges(2) .................            26.28%         47.06%      15.30%       15.30%

CLASS C SHARES:
Without Sales Charges .................            33.23%         54.20%      12.60%       11.94%

With Sales Charges(3) .................            31.89%         52.66%      12.60%       11.94%

CLASS Y SHARES ........................            33.94%         55.78%      14.64%       13.02%

THE MONTECITO FUND:
Without Sales Charges .................            19.51%         24.06%      N/A          (4.99)%

With Sales Charges(2) .................            12.63%         16.96%      N/A          (8.75)%

(1) Bender Growth Fund Class A shares commenced operations on October 1, 1998. Bender Growth Fund Class C and Class Y shares commenced operations on December 10, 1996. The Montecito Fund commenced operations on April 15, 2002.

(2)  Adjusted for initial maximum sales charge of 5.75%.

(3)  Adjusted for contingent deferred sales charge of 1.00%.

*    Not annualized.

     Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                  SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
     SECURITY                                                              SHARES                VALUE
--------------------                                                       ------           ------------
COMMON STOCK - 97.01%

COMMERCIAL SERVICES - 3.34%
  Paychex, Inc.                                                            38,220             $1,296,805
                                                                                            ------------
COMMUNICATIONS - 11.82%
  Broadcom Corp., Class A Shares*                                          43,500              1,157,970
  Cisco Systems, Inc.*                                                     90,908              1,776,342
  QUALCOMM, Inc.                                                           39,600              1,648,944
                                                                                            ------------
                                                                                               4,583,256
                                                                                            ------------
COMPUTER SERVICES - 15.95%
  Check Point Software Technologies, Ltd.*                                 69,240              1,163,232
  Network Appliance, Inc.*                                                 89,520              1,837,846
  Synopsys, Inc.*                                                          57,700              1,775,429
  VeriSign, Inc.*                                                         104,680              1,410,040
                                                                                            ------------
                                                                                               6,186,547
                                                                                            ------------
COMPUTER SOFTWARE - 3.76%
  Oracle Corp.*                                                            62,820                704,840
  Skillsoft PLC ADR*                                                      101,086                753,090
                                                                                            ------------
                                                                                               1,457,930
                                                                                            ------------
COMPUTER SYSTEMS - 1.22%
  Brocade Communications Systems, Inc.*                                    90,600                472,932
                                                                                            ------------
ELECTRONIC EQUIPMENT - 7.01%
  Power-One, Inc.*                                                        126,000              1,296,540
  Zoran Corp.*                                                             72,825              1,420,087
                                                                                            ------------
                                                                                               2,716,627
                                                                                            ------------
INTERNET - 5.36%
  eBay, Inc.*                                                              39,000              2,078,700
                                                                                            ------------


    The accompanying notes are an integral part of the financial statements.

                                       8


THE SANTA BARBARA GROUP OF MUTUAL FUNDS BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
    SECURITY                                                               SHARES               VALUE
--------------------                                                       ------           ------------

MEDICAL - 8.11%
  Amgen, Inc.*                                                             15,500             $1,000,835
  Eon Labs, Inc.*                                                          30,000              1,150,500
  Medtronic, Inc.                                                          21,218                995,549
                                                                                            ------------
                                                                                               3,146,884
                                                                                            ------------
PHARMACEUTICAL - 5.57%
  Gilead Sciences, Inc. *                                                  15,000                838,950
  Watson Pharmaceuticals, Inc.*                                            31,740              1,323,241
                                                                                            ------------
                                                                                               2,162,191
                                                                                            ------------
RETAIL-ELECTRONICS - 5.06%
  CDW Corp.                                                                23,580              1,361,509
  Tweeter Home Entertainment Group, Inc.*                                  78,500                602,880
                                                                                            ------------
                                                                                               1,964,389
                                                                                            ------------
RETAIL-RESTAURANT/SPECIALTY - 9.90%
  P.F. Chang's China Bistro, Inc.*                                         32,450              1,471,607
  Starbucks Corp.*                                                         45,620              1,313,856
  The Cheesecake Factory, Inc.*                                            29,200              1,056,164
                                                                                            ------------
                                                                                               3,841,627
                                                                                            ------------
RETAIL-OTHER - 16.20%
  Bed Bath & Beyond, Inc.*                                                 34,940              1,334,009
  Chico's FAS, Inc. *                                                      39,000              1,194,960
  Kohl's Corp.*                                                            20,485              1,095,948
  Krispy Kreme Doughnuts, Inc. *                                           20,000                770,000
  Staples, Inc.*                                                           79,500              1,888,125
                                                                                            ------------
                                                                                               6,283,042
                                                                                            ------------
SEMICONDUCTORS - 0.05%
  HPL Technologies, Inc.*                                                  89,500                 20,585
                                                                                            ------------


    The accompanying notes are an integral part of the financial statements.

                                        9


THE SANTA BARBARA GROUP OF MUTUAL FUNDS BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                                                MARKET
     SECURITY                                                             SHARES                VALUE
--------------------                                                      ------            ------------
TOYS - 3.66%
  Leapfrog Enterprises, Inc.*                                             37,400            $  1,421,200
                                                                                            ------------

TOTAL COMMON STOCK - 97.01%
  (Cost - $38,824,395)                                                                        37,632,715
                                                                                            ------------

                                                                       PRINCIPAL
                                                                      ----------
SHORT TERM INVESTMENT - 3.28%
Bank of New York Hamilton Fund
  (Cost - $1,270,999)                                                 $1,270,999               1,270,999
                                                                                            ------------

TOTAL INVESTMENTS - 100.29%
(Cost - $40,095,394)                                                                        $ 38,903,714
  Liabilities less other assets - (0.29)%                                                       (110,595)
                                                                                            ------------
NET ASSETS - 100.00%                                                                        $ 38,793,119
                                                                                            ============
* Non-income producing security.

ADR American Depositary Receipts
PLC Public Limited Company


    The accompanying notes are an integral part of the financial statements.


                                   10

THE SANTA BARBARA GROUP OF MUTUAL FUNDS THE MONTECITO FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                   SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                                               MARKET
     SECURITY                                                              SHARES              VALUE
--------------------                                                       ------           ------------

COMMON STOCK - 93.74%
CHEMICALS - 3.31%
  Symyx Technologies, Inc. *                                                 304            $      6,548
                                                                                            ------------
COMPUTER NETWORKING - 7.26%
  Computer Network Technology Corp. *                                      1,000                   8,680
  Enterasys Networks, Inc. *                                               1,420                   5,680
                                                                                            ------------
                                                                                                  14,360
                                                                                            ------------
COMPUTER SOFTWARE - 7.71%
  Brio Software, Inc. *                                                    1,914                   6,890
  Epicor Software Corp. *                                                    935                   8,359
                                                                                            ------------
                                                                                                  15,249
                                                                                            ------------
DATA PROCESSING/MANAGEMENT - 4.02%
  Documentum, Inc. *                                                         373                   7,949
                                                                                            ------------

ELECTRONIC EQUIPMENT - 11.97%
  Conexant Systems, Inc. *                                                 1,330                   7,528
  Itron, Inc. *                                                              347                   6,964
  LeCroy Corp. *                                                             573                   9,185
                                                                                            ------------
                                                                                                  23,677
                                                                                            ------------
MEDICAL - 18.49%
  Endocardial Solutions, Inc. *                                            1,384                   6,920
  Interpore International, Inc. *                                            490                   7,526
  Neose Technologies, Inc. *                                                 766                   7,162
  Ventana Medical Systems, Inc. *                                            194                   7,818
  Zoll Medical Corp. *                                                       223                   7,147
                                                                                            ------------
                                                                                                  36,573
                                                                                            ------------
PHARMACEUTICALS - 3.82%
  CIMA Labs, Inc. *                                                          270                   7,547
                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.


                                       11

THE SANTA BARBARA GROUP OF MUTUAL FUNDS THE MONTECITO FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                                              MARKET
    SECURITY                                                               SHARES              VALUE
--------------------                                                       ------           ------------

SEMICONDUCTORS - 3.36%
  Vitesse Semiconductor Corp. *                                             1,037           $      6,637
                                                                                            ------------
SOFTWARE & PROGRAMMING - 3.10%
  Digimarc Corp. *                                                            417                  6,134
                                                                                            ------------
TELECOMMUNICATIONS - 30.70%
  ADC Telecommunications, Inc. *                                            3,270                  7,619
  EMS Technologies, Inc. *                                                    417                  7,081
  JDS Uniphase Corp. *                                                      2,120                  7,632
  Oplink Communications, Inc. *                                             4,550                 11,512
  REMEC, Inc. *                                                               952                  9,710
  Stratex Networks, Inc. *                                                  2,057                  7,920
  Tut Systems, Inc. *                                                       1,988                  9,244
                                                                                            ------------
                                                                                                  60,718
                                                                                            ------------
TOTAL COMMON STOCK - 93.74%
  (Cost - $175,778)                                                                         $    185,392

Other Assets less Liabilities - 6.26%                                                             12,377
                                                                                            ------------
NET ASSETS - 100.00%                                                                        $    197,769
                                                                                            ============

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                      SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                           BENDER             MONTECITO
                                                                         GROWTH FUND            FUND
                                                                        --------------    --------------
ASSETS:
  Investments in Securities at Market Value
    (identified cost $40,095,394 and $175,778,
    respectively) (Note 2)                                              $   38,903,714      $    185,392
  Cash                                                                              --            12,772
  Receivables:
    Dividends and Interest                                                         630                --
    Other Assets                                                                   485                --
                                                                        --------------    --------------

TOTAL ASSETS                                                                38,904,829           198,164
                                                                        --------------    --------------

LIABILITIES:
  Accrued Distribution Fees (Note 5)                                            47,155               222
  Due to Advisor (Note 3)                                                       17,857                55
  Accrued Expenses and Other Liabilities                                        46,698               118
                                                                        --------------    --------------
  TOTAL LIABILITIES                                                            111,710               395
                                                                        --------------    --------------

NET ASSETS                                                              $   38,793,119    $      197,769
                                                                        ==============    ==============
CLASS A SHARES AND MONTECITO FUND SHARES (NOTE 1):
  Net Assets (Unlimited shares of $0.001 par beneficial
    interest authorized; 231,038 and 21,515 shares
    outstanding, respectively)                                          $    4,755,407    $      197,769
                                                                        ==============    ==============

  Net Asset Value and Redemption Price Per Class A Share
    ($4,755,407/231,038 shares and $197,769/21,515
    shares, respectively)                                               $        20.58    $         9.19
                                                                        ==============    ==============

  Offering Price Per Share ($20.58/0.9425 and
    $9.19/0.9425, respectively)                                         $        21.84    $         9.75
                                                                        ==============    ==============


    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED) SEPTEMBER 30, 2003

                                                                             BENDER          MONTECITO
                                                                          GROWTH FUND          FUND
                                                                        --------------    --------------
CLASS Y SHARES (NOTE 1):
  Net Assets (Unlimited shares of $0.001 par beneficial
    interest authorized; 836,033 shares outstanding)                      $ 18,379,145
                                                                        ==============
  Net Asset Value, Offering and Redemption Price
    Per Class Y Share ($18,379,145/836,033 shares)                        $      21.98
                                                                        ==============

CLASS C SHARES (NOTE 1):
  Net Assets (Unlimited shares of $0.001 par beneficial
    interest authorized; 761,290 shares outstanding)                      $ 15,658,567
                                                                        ==============

  Net Asset Value and Offering Price Per Class C
    Share ($15,658,567/761,290 shares)                                    $      20.57
                                                                        ==============

  Redemption Price Per Share ($20.57 X 0.99)                              $      20.36
                                                                        ==============

COMPOSITION OF NET ASSETS:
  At September 30, 2003, Net Assets consisted of:
    Paid-in-Capital                                                       $ 60,203,122      $    211,434
    Accumulated Net Investment Income (Loss)                                  (404,965)            1,569
    Accumulated Net Realized Loss From Security Transactions               (19,813,358)          (24,848)
    Net Unrealized Appreciation (Depreciation) of Investments               (1,191,680)            9,614
                                                                        --------------    --------------
NET ASSETS                                                                $ 38,793,119      $    197,769
                                                                        ==============    ==============



    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)                         FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                                                            BENDER          MONTECITO
                                                                         GROWTH FUND           FUND
                                                                        --------------    --------------
INVESTMENT INCOME:
  Interest Income                                                         $      2,087      $         25
  Dividend Income                                                               23,412             2,249
                                                                        --------------    --------------
  TOTAL INVESTMENT INCOME                                                       25,499             2,274
                                                                        --------------    --------------
EXPENSES (NOTES 3 AND 5):
  Investment Advisory Fees                                                      89,130               292
  Service Fees-Class A                                                          25,088               623
  Service Fees-Class Y                                                         100,585              --
  Service Fees-Class C                                                         115,415              --
  Distribution Fees-Class A                                                      5,702               244
  Distribution Fees-Class Y                                                     20,303              --
  Distribution Fees-Class C                                                     74,241              --
                                                                        --------------    --------------
  TOTAL EXPENSES                                                               430,464             1,159
                                                                        --------------    --------------
  NET INVESTMENT INCOME (LOSS)                                                (404,965)            1,115
                                                                        --------------    --------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4):
  Net Realized Loss From Security Transactions                                (664,619)          (24,677)
  Net Change in Unrealized Appreciation of Investments                      10,523,957            56,623
                                                                        --------------    --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                              9,859,338            31,946
                                                                        --------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  9,454,373      $     33,061
                                                                        ==============    ==============



    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED       YEAR ENDED
                                                                     SEPTEMBER 30, 2003    MARCH 31, 2003
                                                                       ---------------    ---------------
                                                                          (UNAUDITED)
OPERATIONS:
  Net Investment Loss                                                     $   (404,965)       $   (785,699)
  Net Realized Loss From Security Transactions                                (664,619)         (2,761,822)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                                           10,523,957         (12,444,678)
                                                                          ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                9,454,373         (15,992,199)
                                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Class A:
  Proceeds from Shares Issued (82,415 and
    22,144 shares, respectively)                                             1,640,969             355,651
  Cost of Shares Redeemed (94,206 and
    95,215 shares, respectively)                                            (1,922,415)         (1,712,309)
                                                                          ------------        ------------
  TOTAL CLASS A TRANSACTIONS                                                  (281,446)         (1,356,658)
                                                                          ------------        ------------

  Class Y:
  Proceeds from Shares Issued (886,689 and
    3,301,454 shares, respectively)                                         18,488,215          61,090,896
  Cost of Shares Redeemed (780,591 and
    3,558,733 shares, respectively)                                        (16,244,692)        (65,000,114)
                                                                          ------------        ------------
  TOTAL CLASS Y TRANSACTIONS                                                 2,243,523          (3,909,218)
                                                                          ------------        ------------


    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                      SEPTEMBER 30, 2003    MARCH 31, 2003
                                                                       ----------------     ---------------
                                                                           (UNAUDITED)
    Class C:
    Proceeds from Shares Issued (45,460 and
      44,233 shares, respectively)                                        $    848,114        $    744,365
    Cost of Shares Redeemed (64,208 and
      214,483 shares, respectively)                                         (1,217,697)         (3,534,515)
                                                                          ------------        ------------
    TOTAL CLASS C TRANSACTIONS                                                (369,583)         (2,790,150)
                                                                          ------------        ------------

    NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                                             1,592,494          (8,056,026)
                                                                          ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      11,046,867        (24,048,225)
                                                                          ------------        ------------

NET ASSETS:
  Beginning of Period                                                        27,746,252         51,794,477
                                                                          ------------        ------------

NET ASSETS:
  End of Period*                                                          $  38,793,119       $ 27,746,252
                                                                          =============       ============

* Includes accumulated net investment loss of:                            $    (404,965)      $         --
                                                                          =============       ============



    The accompanying notes are an integral part of the financial statements.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS MONTECITO FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED      PERIOD ENDED
                                                                       SEPTEMBER 30, 2003    MARCH 31, 2003(A)
                                                                          ------------        ------------
                                                                            (UNAUDITED)

OPERATIONS:
  Net Investment Income                                                      $   1,115           $   2,139
  Net Realized Loss From Security Transactions                                 (24,677)               (171)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                                               56,623             (47,009)
                                                                          ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                     33,061             (45,041)
                                                                          ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income
  ($.00 and $.08 per share, respectively)                                         --                (1,685)
                                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Issued
    (1,107 and 11,798 shares, respectively)                                     10,000             114,291
  Reinvestment of Dividends (0 and 187 shares, respectively)                      --                 1,525
  Cost of Shares Redeemed (1,529 and 48 shares, respectively)                  (13,993)               (389)
                                                                          ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                                  (3,993)            115,427
                                                                          ------------        ------------

  TOTAL INCREASE IN NET ASSETS                                                  29,068              68,701
                                                                          ------------        ------------

NET ASSETS:
  Beginning of Period                                                          168,701             100,000
                                                                          ------------        ------------

NET ASSETS:
  End of Period*                                                             $ 197,769           $ 168,701
                                                                          ============        ============

* Includes accumulated undistributed net investment income of:               $   1,569           $     454
                                                                          ============        ============

(a) For the period April 15, 2002 (commencement of operations) through March 31, 2003.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                         BENDER GROWTH FUND - CLASS A SHARES
                                                        ------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                                                                       PERIOD
                                          SIX MONTHS       YEAR           YEAR          YEAR            YEAR          OCTOBER 1,
                                           ENDED           ENDED          ENDED         ENDED           ENDED         1998** TO
                                         SEPTEMBER 30,    MARCH 31,      MARCH 31,     MARCH 31,       MARCH 31,      MARCH 31,
                                            2003           2003           2002           2001            2000            1999
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD     $      15.36   $      22.13   $      22.16   $      41.32   $      15.44   $      10.00
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Income From Investment Operations:
    Net investment loss                         (0.16)         (0.29)         (0.41)         (0.53)         (0.55)         (0.20)
    Net gain (loss) from securities
    (both realized and unrealized)               5.38          (6.48)          0.38         (18.63)         27.39           5.64
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Total from investment operations               5.22          (6.77)        (0.03)         (19.16)         26.84           5.44
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Distributions to shareholders from
    net realized capital gains                     --             --            --              --          (0.96)            --
                                         ------------   ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD           $      20.58   $      15.36   $      22.13   $      22.16    $     41.32   $      15.44
                                         ============   ============   ============   ============   ============   ============

TOTAL RETURN(1)                                 33.98%        (30.59)%        (0.14)%       (46.37)%       181.21%         54.40%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)   $      4,755   $      3,729   $      6,991   $      8,317   $      5,341   $         33
  Ratio of expenses to average
    net assets:
    Before expense reimbursement                 1.85%(2)       1.85%          1.85%          1.85%          1.86%          1.82%(2)
    After expense reimbursement                  1.85%(2)       1.85%          1.85%          1.85%          1.85%          1.82%(2)
  Ratio of net investment loss
    to average net assets:
    Before expense reimbursement                 (1.71)%(2)    (1.75)%        (1.76)%        (1.53)%        (1.56)%       (3.85)%(2)
    After expense reimbursement                  (1.71)%(2)    (1.75)%        (1.76)%        (1.53)%        (1.55)%       (3.85)%(2)
  Portfolio turnover rate                         8.71%        19.36%         22.92%          0.82%          7.61%        24.91%


** The Bender Growth Fund - Class A Shares commenced operations on October 1, 1998.
1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2    Annualized.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                        BENDER GROWTH FUND - CLASS Y SHARES
                                           ---------------------------------------------------------------------------------------
                                            SIX MONTHS       YEAR           YEAR          YEAR            YEAR            YEAR
                                             ENDED           ENDED          ENDED         ENDED           ENDED           ENDED
                                           SEPTEMBER 30,    MARCH 31,      MARCH 31,     MARCH 31,       MARCH 31,       MARCH 31,
                                              2003           2003           2002           2001            2000            1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD             $16.41         $23.69         $23.80         $44.59         $16.64         $13.74
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Income From Investment Operations:
  Net investment loss                             (0.19)         (0.33)         (0.46)         (0.60)         (0.55)         (0.47)
    Net gain (loss) from securities
    (both realized and unrealized)                 5.76          (6.95)          0.35         (20.19)         29.46           3.37
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Total from investment operations                 5.57          (7.28)         (0.11)        (20.79)         28.91           2.90
                                           ------------   ------------   ------------   ------------   ------------   ------------

  Distributions to shareholders from
    net realized capital gains                       --             --             --             --          (0.96)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                   $21.98         $16.41         $23.69         $23.80         $44.59         $16.64
                                           ============   ============   ============   ============   ============   ============

TOTAL RETURN(1)                                   33.94%        (30.73)%        (0.46)%       (46.62)%       180.55%         21.11%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)          $18,379        $11,977        $23,387        $28,832        $20,302         $2,781
  Ratio of expenses to average net assets:
    Before expense reimbursement                   1.99%(2)       2.00%          1.93%         1.92%           2.22%          3.49%
    After expense reimbursement                    1.99%(2)       2.00%          1.93%         1.92%           2.13%          3.49%
  Ratio of net investment loss to
  average net assets:
    Before expense reimbursement                  (1.85)%(2)     (1.90)%        (1.84)%       (1.60)%         (1.82)%       (4.74)%
    After expense reimbursement                   (1.85)%(2)     (1.90)%        (1.84)%       (1.60)%         (1.73)%       (4.74)%
  Portfolio turnover rate                          8.71%         19.36%         22.92%         0.82%           7.61%        24.91%
----------------
1    Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions. Total returns for periods less than one year are not annualized.
2    Annualized.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                      BENDER GROWTH FUND - CLASS C SHARES
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS         YEAR           YEAR          YEAR            YEAR           YEAR
                                              ENDED           ENDED          ENDED         ENDED           ENDED          ENDED
                                           SEPTEMBER 30,    MARCH 31,       MARCH 31,     MARCH 31,      MARCH 31,       MARCH 31,
                                              2003            2003            2002          2001            2000           1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD             $15.44         $22.54         $22.87         $43.21         $16.27         $13.61
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Income From Investment Operations:
    Net investment loss                           (0.28)         (0.50)         (0.67)         (0.93)         (0.73)         (0.55)
    Net gain (loss) from securities
      (both realized and unrealized)               5.41          (6.60)          0.34         (19.41)         28.63           3.21
                                           ------------   ------------   ------------   ------------   ------------   ------------
    Total from investment operations               5.13          (7.10)         (0.33)        (20.34)         27.90           2.66
                                           ------------   ------------   ------------   ------------   ------------   ------------
    Distributions to shareholders from
      net realized capital gains                     --             --             --             --          (0.96)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                   $20.57         $15.44         $22.54         $22.87         $43.21         $16.27
                                           ============   ============   ============   ============   ============   ============

TOTAL RETURN(1)                                   33.23%        (31.50)%        (1.44)%       (47.07)%       178.39%         19.54%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)          $15,659        $12,040        $21,416        $22,159        $34,556         $8,743
  Ratio of expenses
    to average net assets:
    Before expense reimbursement                   3.05%(2)       3.07%          2.89%          2.80%          3.09%          4.23%
    After expense reimbursement                    3.05%(2)       3.07%          2.89%          2.80%          2.98%          4.23%
  Ratio of net investment loss
    to average net assets:
    Before expense reimbursement                  (2.91)%(2)     (2.97)%        (2.80)%        (2.48)%        (2.67)%        (5.49)%
    After expense reimbursement                   (2.91)%(2)     (2.97)%        (2.80)%        (2.48)%        (2.56)%        (5.49)%
  Portfolio turnover rate                          8.71%         19.36%         22.92%          0.82%          7.61%         24.91%

1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2    Annualized.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                        MONTECITO FUND
                                           ------------------------------------------------
                                                                          FOR THE PERIOD
                                            SIX MONTHS  ENDED          APRIL 15, 2002** TO
                                             SEPTEMBER 30,2003            MARCH 31, 2003
                                           ---------------------     ----------------------
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $     7.69                 $    10.00
                                                      ----------                 ----------
  Income From Investment Operations:
    Net investment income                                   0.05                       0.11
    Net gain (loss) from securities
    (both realized and unrealized)                          1.45                      (2.34)
                                                      ----------                 ----------
  Total from investment operations                          1.50                      (2.23)
                                                      ----------                 ----------
  Distributions to shareholders from
    net investment income                                    --                       (0.08)
                                                     ----------                  ----------
NET ASSET VALUE, END OF PERIOD                       $     9.19                  $     7.69
                                                     ==========                  ==========

TOTAL RETURN(1)                                           19.51%                     (22.35)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)               $      198                  $      169
  Ratio of expenses to average net assets:
    Before expense reimbursement                           1.19%(2)                    1.19%(2)
    After expense reimbursement                            1.19%(2)                    1.19%(2)
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement                           1.14%(2)                    1.29%(2)
    After expense reimbursement                            1.14%(2)                    1.29%(2)
  Portfolio turnover rate                                114.43%                       0.28%

--------------
** The Montecito Fund commenced operations on April 15, 2002.

1 Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2    Annualized.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the "Bender Fund") and the Montecito Fund (the "Montecito Fund") (collectively the "Funds"). The Bender Fund offers three classes of shares, Class A, Class Y and Class C. Class A shares are sold with a front-end sales charge. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Y shares are offered continuously at net asset value. The Montecito Fund offers a single class of shares sold with a front-end sales charge. The investment objective of each Fund is long-term growth of capital.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION - Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation. The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund's investment adviser, subject to the review and supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES - The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

EXPENSES - Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income, if any, are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

NET ASSET VALUE PER SHARE - The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Bender Fund's Class A shares or Montecito Fund's shares. Bender Fund's Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the "Advisor"). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund. For the six months ended September 30, 2003, the Advisor received advisory fees of $89,130 and $292 from Bender Fund and Montecito Fund, respectively.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, a subsidiary of the Advisor, to serve as national distributor (the "Distributor"). The Distributor selects brokers and other financial professionals to sell shares of the Fund and coordinates their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the Distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the six months ended September 30, 2003, the Distributor received approximately $1,541 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates ("RBA") on behalf of the Bender Fund. Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.40% of the average daily net assets of the Bender Fund. No monthly fees are paid to RBA for the first $10 million in average daily net assets. The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

       Class A 1.10% of average daily net assets

       Class Y 2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets

       Class C 2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the six months ended September 30, 2003, the Advisor received service fees of $241,088 from the Bender Fund.

The Advisor has been responsible for the day-to-day management of the Montecito Fund since August 1, 2003. For the period August 1, 2003 through September 30, 2003 the Advisor received advisory fees of $103 from Montecito Fund. Prior to August 1, 2003, the Montecito Fund was sub-advised by Ameristock Corporation, which received an annual fee from the Advisor equal to 0.25% of the Fund's average daily net assets up to $100 million and 0.20% above $100 million.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets. For the six months ended September 30, 2003, the Advisor received service fees of $623 from the Montecito Fund.

Gemini Fund Services, LLC ("GFS") serves as administrator and provides accounting services to the Funds pursuant to an administration agreement. Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums. The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds. Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Funds as required by the Act. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor and the Company. They are also the co-owners of RBA Client Services, LLC, a firm that provides marketing services to RBA. RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2003 were as follows:
                                        PURCHASES         SALES
                                        ----------      ----------

Bender Fund ........................    $3,366,495      $3,009,901
Montecito Fund .....................       200,527         203,525


As of September 30, 2003, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

                                                                          NET UNREALIZED
                                                                           APPRECIATION
                                       APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                        -----------      ------------      -----------
Bender Fund .......................     $10,896,197      $(12,087,877)     $(1,191,680)
Montecito Fund ....................          14,544            (4,930)           9,614

5. DISTRIBUTION PLANS

As noted in the Funds' Prospectus, each Fund has adopted a plan pursuant to Rule 12b-1 under the Act. The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. The Montecito Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund. For the six months ended September 30, 2003, distribution fees of $5,702, $20,303, $74,241 and $244 were paid for Bender Fund Class A, Class Y, Class C and Montecito Fund shares, respectively.


6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under
Section 2(a) (9) of the Act. As of September 30, 2003, Charles Schwab & Co., Inc. held 57% of the voting securities of Bender Fund Class Y for the benefit of others and Mr. John Odell held more than 36% of the Montecito Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

7. TAX INFORMATION (Updated as of Fiscal Year End)

In accordance with industry practice, the Bender Fund has recorded a reclassification in the capital accounts. As of March 31, 2003, the Bender Fund recorded permanent book/tax differences of $785,699 from undistributed net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders

During the fiscal period ended March 31, 2003, the Montecito Fund paid a dividend distribution of $1,685 which was characterized as an ordinary income distribution for tax purposes.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:
                            ORDINARY      LONG TERM        UNREALIZED
                             INCOME        LOSSES          DEPRECIATION
                            ---------    ------------      ------------
  Bender Fund ..........    $     --     $(15,972,480)     $(14,891,896)

  Montecito Fund .......         454              (17)          (47,163)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of post-October losses.

As of March 31, 2003, the Bender Fund and Montecito Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The Bender Fund and Montecito Fund had Federal income tax capital loss carryforwards of $15,972,480 and $17, respectively, expiring on March 31 of the years indicated below:
                                2009              2010               2011
                             ----------        -----------        ----------

Bender Fund ...........         $60,275        $14,127,445        $1,784,760
Montecito Fund ........              --                --                 17

The Bender Fund and Montecito Fund have elected to defer post-October losses of $3,176,259 and $154, respectively.

INVESTMENT ADVISOR
SBG Capital Management, Inc.
107 South Fair Oaks Boulevard, Suite 315 Pasadena, CA 91105

SUB-ADVISOR
Robert Bender & Associates 245 South Los Robles, Suite 620
Pasadena, CA 90272

ADMINISTRATOR
Gemini Fund Services, LLC 150 Motor Parkway, Suite 205
Hauppauge, NY 11788

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Gemini Fund Services, LLC 4020 South 147th Street Omaha,
NE 68137

CUSTODIAN
The Bank of New York One Wall Street New York, NY
10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's, Inc. Westlake, Ohio 44145

For more complete information about The Bender Growth Fund or the Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds' Board of Directors, please call or write to request the Funds' Statement of Additional Information.

ITEM 2. CODE OF ETHICS.    Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.   Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.   Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.   Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 30, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.
(a)(2) Certification(s) required by Item 10(a)(2) of Form N-CSR is filed herewith.
(b) Certification(s) required by Item 10(b) of Form N-CSR is filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

By (Signature and Title)
*                          /S/ JOHN P. ODELL, CO-CHAIRMAN & CO-PRESIDENT
 -------------------------------------------------------------------------------
                           John P. Odell, Co-Chairman & Co-President

Date                                12/10/03
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*        /S/ JOHN P. ODELL, CO-CHAIRMAN & CO-PRESIDENT
 -------------------------------------------------------------------------------
         John P. Odell, Co-Chairman & Co-President

Date                                12/10/03
    ----------------------------------------------------------------------------

By (Signature and Title)
*        /S/ STEVEN W. ARNOLD, CO-CHAIRMAN, CO-PRESIDENT & TREASURER
 -------------------------------------------------------------------------------
         Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date                                12/10/03
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.